UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------



                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): January 10, 2005

                               MOTIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            Delaware                      0-23044                93-0976127
  (State or Other Jurisdiction of        (Commission           (IRS Employer
         Incorporation)                  File Number)        Identification No.)

     300 Knightsbridge Pkwy.
        Lincolnshire, IL                                          60069
      (Address of Principal                                    (Zip Code)
       Executive Offices)

     Registrant's telephone number, including area code: 847-478-4200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2003 (filed on July 2, 2004) and quarterly report on Form 10-Q for the quarter ended September 30, 2004. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 1.01  Entry Into a Material Definitive Agreement

On January 10, 2004, Motient Corporation ("Motient") entered into a binding term sheet (the "Term Sheet") with Telcom Satellite Ventures Inc. and Telcom Satellite Ventures II Inc. (collectively, "Telcom"), pursuant to which Telcom will merge with and into MVH Holdings Inc. ("MVH"), a direct and wholly-owned subsidiary of Motient, in a tax free reorganization in which MVH will be the surviving company (the "Mergers"). Following the consummation of the Mergers, the 2,296,835 limited partnership units of Mobile Satellite Ventures LP (collectively with its general partner, MSV GP Inc., "MSV") held by Telcom will be owned by MVH. In exchange for the MSV limited partnership units, Motient will issue to Telcom's shareholders 8,187,804 shares of its common stock (the "Motient Shares") in a private placement described further in Item 3.02 below.

This transaction will increase Motient's ownership of MSV by approximately 5.9%, giving Motient ownership of approximately 44.5% of MSV. In addition, Motient will also acquire the rights held by Telcom to receive shares of TerreStar Networks Inc. ("TerreStar"), currently a wholly-owned subsidiary of MSV. If TerreStar were to be spun off by MSV to MSV's equity holders, Motient would obtain direct ownership of TerreStar in approximately direct proportion to its ownership of MSV.

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Motient and Telcom anticipate that the Mergers will close in February, 2005, and will be subject to the following terms and conditions:

          o The Mergers will need to comply with the restrictions placed upon the transfer of MSV interests in the various documents governing MSV and its equity holders, including, but not limited to, rights of first refusal, tag along rights, drag along rights and restrictions upon ownership of more than 49% of MSV. To the extent other equity holders of MSV exercise their tag along rights to participate in this offer on the same terms as outlined herein, Motient may, in its sole discretion, increase the offer to accommodate the holders of such interests who desire to exercise such tag along rights.

          o Motient will use its reasonable best efforts to cause a registration statement on Form S-1 (or if available S-3) relating to the resale of the Motient Shares to be filed with the SEC within three business days following the consummation of the mergers and will use its reasonable best efforts to cause the registration statement to become effective as soon as practicable after the date of such filing.

          o The Telcom shareholders will receive warrants (the "Warrants") in the form agreed to by them and Motient exercisable for an aggregate of 614,086 shares of Motient common stock (the "Warrant Shares"). The Warrants will have a term of five years and an exercise price equal to $22.50, the closing price of Motient common stock on January 10, 2005. Each Warrant shall become exercisable only as follows: (i) with respect to 35% of the Warrant Shares, on the date that is 30 days following the closing of the Mergers, if a registration statement covering the resale of the Motient Shares shall not have been filed with the SEC by such date, (ii) with respect to an additional 35% of the Warrant Shares, on the 60th day after the closing of the Mergers, if a registration statement covering the resale of the Motient Shares shall not have been filed with the SEC by such date, and (iii) with respect to 30% of the Warrant Shares, on the 180th day after the closing of the Mergers, if a registration statement covering the resale of the Motient Shares shall not have been declared effective.

          o Telcom may not solicit other offers to purchase its interests in MSV.

          o Such other conditions as are customary to the signing and closing of a merger agreement, including the approval of Telcom's shareholders.

Due to the conditions listed above, Motient can provide no assurance that the consummation of the transactions described herein will occur within the expected time frame, if ever.

Item 3.02  Unregistered Sales of Equity Securities

Upon the consummation of the Mergers described in greater detail in Item 1.01 above, Motient will issue the Motient Shares and the Warrants to the Telcom shareholders in a private placement. The consummation of the Mergers is on the terms and subject to the conditions described in Item 1.01 above.

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Upon the consummation of the Mergers, the Motient Shares, Warrants and Warrant
Shares will not have not been registered under the Securities Act of 1933, as amended, and therefore they may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. As the potential purchasers are all accredited investors, and no general solicitation has occurred, or will occur, as part of the offering and sale of these securities, Motient has relied upon the exemption from registration afforded by Rule 506 under the Securities Act and/or Section 4(2) of the Securities Act.

Item 7.01 - Regulation FD Disclosure

Motient Corporation issued a press release, dated January 11, 2005, which is attached hereto as Exhibit 99.1. This exhibit is furnished, not filed, pursuant to Regulation FD.


Item 9.01 - Financial Statements and Exhibits

          (c)  Exhibit 99.1 Press release dated January 11, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MOTIENT CORPORATION



                                      By: /s/ Robert Macklin
                                          ------------------------------
                                          Robert Macklin
                                          Secretary and General Counsel

Date:  January 11, 2005



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